FSF Financial Corp.         Contact: Donald A. Glas, Chief Executive Officer
                                     George B. Loban, President
                                     Richard H. Burgart, Chief Financial Officer
                                     (320) 234-4500

                                     For Immediate Release
                                     April 21, 2003

         FSF Financial Corp. Announces Second Quarter Operating Results
         --------------------------------------------------------------

        Hutchinson, Minnesota (NASDAQ - "FFHH") --FSF Financial Corp., whose direct subsidiaries include First Federal Bank, and Insurance Planners announced operating results for the quarter ended March 31, 2003.

        For the second quarter ended March 31, 2003, net income rose $245,000 to $1,620,000, to $0.68 in diluted earnings per share, from $1,375,000 for the same period in 2002, or $0.61 per diluted earnings per share. For the six-month period ended March 31, 2003, net income increased to $3.3 million from $2.9 million one year ago. Additionally, total assets increased to $550.6 million at March 31, 2003, an increase of $18.4 million from September 30, 2002.

         Donald A. Glas, Co-Chairman and Chief Executive Officer stated "Net interest income increased $348,000 for the second quarter of fiscal 2003, an increase of 7.8% over second quarter 2002. Net interest income increased because the yield decrease on earning assets of 58 basis points was more than offset by a decrease of 61 basis points in the cost of funds and an increase in the amount of interest earning assets. Return on average assets for the quarter reached 1.18% and net interest margin rose to 3.70%."

          Mr. Glas further stated that, "We are very pleased with the continued levels of profitability which have allowed us to increase basic earnings per share from $1.34 for the first six months of last year to $1.49 for the same period this year and to increase fully-diluted earnings per share from $1.27 for the first six months of last year to $1.41 for the same period this year. Non-interest income grew from $4.5 million for the first six months last year to $5.2 million for the same period this year. Deposit fees increased $357,000, other service charges increased by $152,000 and gain on sale of loans increased slightly more than $220,000. Residential construction lending has helped us mitigate interest rate decreases and margin compression. We believe that our positioning within this specialized segment of the market provides us with a sustainable non-interest income source."

        FSF Financial Corp., a financial services company, has four affiliated companies. First Federal Bank (the "Bank") is a federally-chartered stock savings bank headquartered in Hutchinson, Minnesota. The Bank has thirteen offices located in Hutchinson (2), Hastings, Apple Valley, Buffalo, Glencoe, Inver Grove Heights (2), Litchfield, Saint Cloud, Waconia, Waite Park and Winthrop, Minnesota. The Federal Deposit Insurance Corporation federally insures the Bank's deposits. The Bank is a community-oriented, full service retail bank offering a variety of deposit and loan products. Homeowners Mortgage Corporation originates residential mortgage loans from offices in Vadnais Heights and Hastings, Minnesota. Firstate Investments provide non-insured financial products in three locations. Insurance Planners of Hutchinson, Inc., is a property and casualty insurance agency with two locations. FSF Financial Corp.'s common stock is traded on the Nasdaq National Market under the symbol "FFHH".

This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are subject to various risks and uncertainties and are therefore qualified by the Corporation's cautionary statements contained in its filings with the Securities and Exchange Commission.

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
            UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                                         At                At
                                                                                      March 31,       September 30,
                                                                                        2003              2002
                                                                                ------------------------------------
                                                                                 (in thousands, except share data)
                                    ASSETS
                                    ------
Cash and cash equivalents                                                             $    49,114       $    14,615
Securities available for sale, at fair value
     Equity securities                                                                     12,046            12,046
     Mortgage-backed and related securities                                                40,269            29,196
     Debt securities                                                                       15,272                 -
Securities held to maturity, at amortized cost:
     Debt securities (fair value of $13,150)                                                    -            12,447
     Mortgage-backed and related securities (fair value of $20,724)                             -            20,679
Restricted stock                                                                            5,925             5,925
Loans held for sale                                                                        31,722            29,242
Loans receivable, net                                                                     371,367           382,690
Foreclosed real estate                                                                        426               122
Accrued interest receivable                                                                 3,629             4,436
Premises and equipment                                                                      6,404             6,005
Other assets                                                                                9,483             9,690
Goodwill                                                                                    3,883             3,883
Identifiable intangibles                                                                    1,099             1,184
                                                                                      ------------------------------

                                                                                      $   550,639       $   532,160
          Total assets                                                                ==============================


                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------
Liabilities:
     Demand deposits                                                                  $    70,332       $    62,687
     Savings accounts                                                                      87,724            89,037
     Certificates of deposit                                                              244,864           230,200
                                                                                      ------------------------------
          Total deposits                                                                  402,920           381,924

     Federal Home Loan Bank borrowings                                                     93,000            98,000
     Advances from borrowers for taxes and insurance                                          309               352
     Other liabilities                                                                      5,357             6,003
                                                                                      ------------------------------
          Total liabilities                                                               501,586           486,279
                                                                                      ------------------------------

Stockholders' equity:
     Serial preferred stock, no par value 5,000,000 shares
       authorized, no shares issued                                                             -                 -
     Common stock, $.10 par value 10,000,000 shares authorized,
       4,501,277 and 4,501,277 shares issued                                                  450               450
     Additional paid in capital                                                            43,478            43,101
     Retained earnings, substantially restricted                                           37,214            35,214
     Treasury stock at cost (2,180,480 and 2,197,763 shares)                              (31,704)          (31,621)
     Unearned ESOP shares at cost (27,092 and 54,891 shares)                                 (271)             (549)
     Unearned MSP stock grants at cost (42,164 and 42,164 shares)                            (448)             (448)
     Accumulated other comprehensive income (loss)                                            334              (266)
                                                                                      ------------------------------

          Total stockholders' equity                                                       49,053            45,881
                                                                                      ------------------------------

          Total liabilities and stockholders' equity                                  $   550,639       $   532,160
                                                                                      ==============================

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
                         UNAUDITED FINANCIAL HIGHLIGHTS
                  (Dollars in thousands, except per share data)

                                                          At           At
                                                      March 31,   September 30,
   Other Financial Condition Data:                       2003         2002
                                                   ----------------------------
        Tangible Net Worth                             $44,071      $40,814
        Stockholder's equity to total assets              8.91%        8.62%
        Book value per share                            $21.79       $20.79
        Tangible book value per share                   $19.57       $18.50
        Non-performing assets:
             Non-accrual loans                          $5,502       $4,837
             Real estate owned                            $426         $122
                                                   -------------------------
                  Total non-performing assets           $5,928       $4,959
                                                   =========================

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

                                                                      Three Months                 Six Months
                                                                      Ended March 31,             Ended March 31,
                                                                ------------------------    ------------------------
                                                                     2003        2002            2003        2002
                                                                ------------------------    ------------------------
                                                                       (in thousands, except per share data)

Interest income:
     Loans receivable                                               $ 7,680     $ 7,774         $15,905     $15,633
     Mortgage-backed and related securities                             467         615             962       1,210
     Investment securities                                              410         323             625         694
                                                                ------------------------    ------------------------

          Total interest income                                       8,557       8,712          17,492      17,537

Interest expense:
     Deposits                                                         2,496       2,874           5,192       6,111
     Borrowed funds                                                   1,239       1,363           2,562       2,999
                                                                ------------------------    ------------------------
          Total interest expense                                      3,735       4,237           7,754       9,110
                                                                ------------------------    ------------------------
          Net interest income                                         4,822       4,474           9,738       8,426
     Provision for loan losses                                          193         275             481         425
                                                                ------------------------    ------------------------
          Net interest income after provision for loan losses         4,629       4,199           9,257       8,001
                                                                ------------------------    ------------------------
Non-interest income:
     Gain on sale of construction loans                                 903         294           1,240         602
     Gain on sale of other loans, net                                   403         568           1,192       1,608
     Other service charges and fees                                     393         292             814         662
     Service charges on deposit accounts                                596         401           1,210         853
     Commission income                                                  314         272             592         528
     Other                                                              106         105             163         209
                                                                ------------------------    ------------------------

          Total non-interest income                                   2,715       1,932           5,211       4,462
                                                                ------------------------    ------------------------
Non-interest expense:
     Compensation and benefits                                        2,799       2,254           5,577       4,626
     Occupancy and equipment                                            415         375             807         722
     Deposit insurance premiums                                          16          14              31          29
     Data processing                                                    256         223             490         424
     Professional fees                                                  140         108             280         197
     Other                                                            1,060         884           1,839       1,663
                                                                ------------------------    ------------------------
          Total non-interest expense                                  4,686       3,858           9,024       7,661
                                                                ------------------------    ------------------------

          Income before provision for income taxes                    2,658       2,273           5,444       4,802

Income tax expense                                                    1,038         898           2,128       1,897
                                                                ------------------------    ------------------------

                                                                    $ 1,620     $ 1,375         $ 3,316     $ 2,905
          Net income                                            ========================    ========================


Basic earnings per share                                            $  0.72     $  0.64         $  1.49     $  1.34
Diluted earnings per share                                          $  0.68     $  0.61         $  1.41     $  1.27
Cash dividend declared per common share                             $  0.30     $  0.25         $  0.60     $  0.50

Comprehensive income                                                $ 1,510     $ 1,299         $ 3,916     $ 2,708
                                                                ========================    ========================


Weighted average number of shares outstanding                         2,246       2,161           2,230       2,166
Financial ratios (annualized):
     Return on average assets                                          1.18%       1.07%           1.22%       1.14%
     Return on average equity                                         13.34%      12.83%          13.97%      13.63%
     Net interest margin                                               3.70%       3.69%           3.78%       3.42%

                            FSF FINANCIAL CORP. AND SUBSIDIARIES
            UNAUDITED CONSOLIDATED AVERAGE BALANCE SHEET, INTEREST AND DIVIDENDS
                    EARNED OR PAID AND RELATED INTEREST YIELDS AND RATES
                                   (Dollars in thousands)

                                                               Three Months Ended March 31,
                                         ---------------------------------------------------------------------------
                                             2003                                  2002
                                         ---------------------------------------------------------------------------
                                                                 Interest                              Interest
                                           Average               Yields &        Average               Yields &
                                           Balance    Interest  Rates (1)        Balance    Interest   Rates (1)
                                         ---------------------------------------------------------------------------
Assets:
     Construction loans                     $ 160,861   $ 3,121       7.76 %      $ 102,751   $ 2,179        8.48 %
     Other loans receivable (2)               247,599     4,559       7.37          279,782   $ 5,595        8.00
     Mortgage-backed securities                43,449       467       4.30           50,750       615        4.85
     Investment securities (3)                 66,857       410       2.45           52,378       323        2.47
                                         -----------------------               -----------------------
          Total interest-earning assets       518,766     8,557       6.60          485,661     8,712        7.18
                                                      ---------------------                 ----------------------
          Other assets                         29,273                                27,751
                                         -------------                         -------------
Total assets                                $ 548,039                             $ 513,412
                                         =============                         =============

Liabilities:
     Interest-bearing deposits              $ 399,560   $ 2,496       2.50 %      $ 367,471   $ 2,874        3.13 %
     Borrowings                                93,000     1,239       5.33           98,000     1,363        5.56
                                         -----------------------               -----------------------
          Total interest-bearing
            liabilities                       492,560     3,735       3.03 %        465,471     4,237        3.64 %
                                                      ---------------------                 ----------------------

     Other liabilities                          6,914                                 5,078
                                         -------------                         -------------
          Total liabilities                   499,474                               470,549
Stockholders' equity                           48,565                                42,863
                                         -------------                         -------------

Total liabilities and stockholders'
  equity                                    $ 548,039                             $ 513,412
                                         =============                         =============

Net interest income                                     $ 4,822                               $ 4,474
Net spread (4)                                                        3.57 %                                 3.54 %
Net margin (5)                                                        3.70 %                                 3.69 %
Ratio of average interest-earning assets
  to average interest-bearing
  liabilities                                 1.05X                                 1.04X



1.   Annualized.
2.   Average  balances  include  non-accrual  loans and loans held for sale.
3.   Includes interest-bearing deposits in other financial institutions.
4.   Net  spread  represents  the  difference   between  the  average  yield  on
     interest-earning   assets  and  the   average   cost  of   interest-bearing
     liabilities.
5.   Net  margin   represents   net   interest   income  as  a   percentage   of
     interest-earning assets.

                            FSF FINANCIAL CORP. AND SUBSIDIARIES
            UNAUDITED CONSOLIDATED AVERAGE BALANCE SHEET, INTEREST AND DIVIDENDS
                    EARNED OR PAID AND RELATED INTEREST YIELDS AND RATES
                                   (Dollars in thousands)

                                                                   Six Months Ended March 31,
                                         -------------------------------------------------------------------------------
                                             2003                                    2002
                                         -------------------------------------------------------------------------------
                                                                  Interest                                Interest
                                           Average                Yields &         Average                Yields &
                                           Balance     Interest   Rates (1)        Balance     Interest   Rates (1)
                                         -------------------------------------------------------------------------------

Assets:
    Construction loans                      $ 158,640    $ 6,381        8.04 %       $ 94,745    $ 4,181        8.83 %
    Other loans receivable (2)                256,442      9,524        7.43          283,109     11,452        8.09
     Mortgage-backed securities                45,582        962        4.22           51,762      1,210        4.68
     Investment securities (3)                 54,404        625        2.30           52,239        694        2.66
                                         ------------------------                ------------------------
          Total interest-earning assets       515,068     17,492        6.79          481,855     17,537        7.28
                                                      -----------------------                 -----------------------
          Other assets                         29,523                                  26,273
                                         -------------                           -------------
Total assets                                $ 544,591                               $ 508,128
                                         =============                           =============

Liabilities:
     Interest-bearing deposits              $ 395,608    $ 5,192        2.62 %      $ 356,512    $ 6,111        3.43 %
     Borrowings                                94,401      2,562        5.43          103,758      2,999        5.78
                                         ------------------------                ------------------------
          Total interest-bearing
            liabilities                       490,009      7,754        3.16 %        460,270      9,110        3.96 %
                                                      -----------------------                 -----------------------
     Other liabilities                          7,115                                   5,236
                                         -------------                           -------------
          Total liabilities                   497,124                                 465,506
Stockholders' equity                           47,467                                  42,622
                                         -------------                           -------------

Total liabilities and stockholders'
  equity                                    $ 544,591                               $ 508,128
                                         =============                           =============

Net interest income                                      $ 9,738                                 $ 8,426
Net spread (4)                                                          3.63 %                                  3.32 %
Net margin (5)                                                          3.78 %                                  3.42 %
Ratio of average interest-earning assets
  to average interest-bearing
  liabilities                                1.05X                                   1.04X


1.   Annualized.
2.   Average  balances  include  non-accrual  loans and loans held for sale.
3.   Includes interest-bearing deposits in other financial institutions.
4.   Net  spread   represents   the   difference   between   average   yield  on
     interest-earning   assets  and  the   average   cost  of   interest-bearing
     liabilities.
5. Net margin represents net interest income as a percentage of average interest-earning assets.